                                                                    EXHIBIT (24)



                                POWER OF ATTORNEY


The undersigned, certain of the officers and directors of Genesco Inc., a Tennessee corporation ("Genesco"), do hereby constitute and appoint Roger G. Sisson and James S. Gulmi, and any one of them, to act severally as attorneys-in-fact for and in their respective names, places and steads, with full power of substitution, to execute, sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Genesco for the fiscal year ended January 29, 2000, and any and all amendments thereto; granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as the undersigned or any of them might or could do if personally present, and the undersigned do hereby ratify and confirm all that said attorney-in-fact or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED as of this 23rd day of February, 2000.


/s/ Ben T. Harris                                      /s/ James S. Gulmi
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Ben T. Harris, Chairman, President and                 James S. Gulmi, Senior Vice President-Finance
Chief Executive Officer                                (Principal Financial Officer)


/s/ Hal N. Pennington                                  /s/ Leonard L. Berry
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Hal N. Pennington, Executive Vice President            Leonard L. Berry, Director
and Chief Operating Officer and a Director


/s/ W. Lipscomb Davis, Jr.                             /s/ William A. Williamson, Jr.
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W. Lipscomb Davis, Jr., Director                       William A. Williamson, Jr., Director


/s/ Joel C. Gordon                                     /s/ William S. Wire II
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Joel C. Gordon, Director                               William S. Wire II, Director


/s/ Kathleen Mason                                     /s/ Gary M. Witkin
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Kathleen Mason, Director                               Gary M. Witkin, Director